UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 7, 2022

WHIRLPOOL CORPORATION
(Exact name of registrant as Specified in Charter)

Delaware		1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

2000 North M-63,
Benton Harbor,	Michigan		49022-2692
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (269) 923-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	WHR	Chicago Stock Exchange	and	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 7, 2022, Whirlpool Corporation, a Delaware corporation (the “Company”), entered into an Asset and Stock Purchase Agreement between the Company and Emerson Electric Co., a Missouri corporation (“Emerson”) (the “Purchase Agreement”), providing, among other things, that upon the terms and subject to the conditions set forth therein, the Company will purchase Emerson’s InSinkErator business, a manufacturer of food waste disposers and instant hot water dispensers for home and commercial use (the “Business”), for a purchase price of $3 billion in cash (the “Transaction”). The purchase price is subject to customary adjustments.
The closing of the Transaction is subject to satisfaction or waiver of certain customary closing conditions, including expiration of Hart-Scott-Rodino Act waiting periods and no legal restraints to closing.
The Purchase Agreement contains customary representations and warranties made by each party. The Company and Emerson have also agreed to various customary covenants and agreements, including, among others, that during the period between the execution of the Purchase Agreement and the closing of the Transaction, Emerson will conduct the Business in the ordinary course consistent with past practice. In addition, each of the Company and Emerson are required to use commercially reasonable efforts to take, or cause to be taken, all actions necessary or desirable to consummate the Transaction, including that the Company is required to take all actions and do all things necessary to obtain all required approvals and consents. The Purchase Agreement would restrict Emerson from engaging in a business that competes with the Business for three years following the closing of the Transaction (or, if longer, the duration of the supply agreement referenced below).
Each of the Company and Emerson has agreed to indemnify the other for certain losses arising out of breaches of post-closing covenants and for certain losses arising out of retained liabilities or assumed liabilities (as applicable), subject to customary limitations. In addition, Emerson has agreed to indemnify the Company for breaches of certain fundamental representations made by Emerson.
The Purchase Agreement contains termination rights for each of the Company and Emerson, including in the event that (1) the Transaction is not consummated on or before May 7, 2023 (subject to up to two three month extensions at the election of either party in the event that regulatory approvals remain the only conditions to the closing not satisfied); (2) any restraint having the effect of preventing the consummation of the Transaction shall have become final and non-appealable; (3) the representations and warranties of the other party fail to be true and correct or the other party fails to perform any of its covenants contained in the Purchase Agreement, which failure or breach has not been cured within a certain time period; or (4) once all of the conditions to closing the Transaction are satisfied and Emerson has notified the Company that all the conditions have been satisfied and that Emerson is ready and able to consummate the Transaction, the Company fails to consummate the Transaction within three business days.
The Company and Emerson have agreed to enter into related transaction agreements at the closing, including a transition services agreement whereby Emerson has agreed to provide the Company with certain services required to operate the business for a limited period of time after the closing; a supply agreement pursuant to which Emerson will supply to the Company certain electric motors used in the Business; and a call option agreement that will permit the Company, after the second anniversary of the Closing, to purchase certain manufacturing assets and intellectual property relating to the electric motors used in the Business.
The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. It is not intended to provide any other factual information about the Company or Emerson. In particular, the assertions embodied in the representations, warranties, covenants and agreements contained in the Purchase Agreement were made only for purposes of the Purchase Agreement, were solely for the benefit of the parties to the Purchase Agreement, and are qualified by information in confidential disclosure schedules provided by Emerson in connection with the signing of the Purchase Agreement. These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties, covenants and agreements set forth in the Purchase Agreement. Moreover, certain representations, warranties, covenants and agreements in the Purchase Agreement were used for the purpose of allocating risk between the Company and Emerson rather than establishing matters as facts and were made only as of the date of the Purchase Agreement (or such other date or dates as may be specified in the Purchase Agreement). In addition, the parties may apply standards of materiality in a way that is different from what may be viewed as material by investors. Accordingly, the representations, warranties, covenants and agreements in the Purchase Agreement may not describe the actual state of affairs at the date they were made or at any other time and should not be relied upon as characterizations of the actual state of facts about the Company or Emerson. Moreover, information concerning the subject matter of the representations, warranties, covenants and agreements may change after the date of the Purchase Agreement, and unless required by applicable law, the Company undertakes no obligation to update such information.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1*	Asset and Stock Purchase Agreement between Emerson Electric Co. and Whirlpool Corporation, dated August 7, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL)

* Schedules and similar attachments have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or similar attachment will be furnished to the Securities and Exchange Commission upon request.

Forward-Looking Statements

This document contains forward-looking statements about Whirlpool Corporation and its consolidated subsidiaries ("Whirlpool") within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Whirlpool intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with those safe harbor provisions. Any statements made herein that are not statements of historical fact, including statements regarding our future financial results, long-term value creation, tax benefits and portfolio transformation as a result of the anticipated acquisition, acquisition-related synergies, tax benefits and financial impacts, acquisition funding sources and the timing of such funding, and the timing of the transaction closing are forward-looking statements and should be evaluated as such. Such statements can be identified by the use of terminology such as "may," "could," "will," "should," "possible," "plan," "predict," "forecast," "potential," "anticipate," "estimate," "expect," "project," "intend," "believe," "may impact," "on track," and similar words or expressions. Many risks, contingencies and uncertainties could cause actual results to differ materially from Whirlpool's forward-looking statements, including the risk that the transaction does not close within our expected timeframe or at all, and that we may not realize the synergies and financial benefits from the transaction. Additional risks and uncertainties that could materially affect such forward-looking statements include, but are not limited to: (1) the ongoing Russian invasion of Ukraine and related conflict and sanctions; (2) COVID-19 pandemic-related business disruptions and economic uncertainty; (3) intense competition in the home appliance industry reflecting the impact of both new and established global competitors, including Asian and European manufacturers, and the impact of the changing retail environment, including direct-to-consumer sales; (4) Whirlpool's ability to maintain or increase sales to significant trade customers and the ability of these trade customers to maintain or increase market share; (5) Whirlpool's ability to maintain its reputation and brand image; (6) the ability of Whirlpool to achieve its business objectives and leverage its global operating platform, and accelerate the rate of innovation; (7) Whirlpool’s ability to understand consumer preferences and successfully develop new products; (8) Whirlpool's ability to obtain and protect intellectual property rights; (9) acquisition, divestiture and investment-related risks, including risks associated with the InSinkErator acquisition and our past acquisitions; (10) Whirlpool's ability to navigate risks associated with our presence in emerging markets; (11) risks related to our international operations, including changes in foreign regulations; (12) Whirlpool's ability to respond to unanticipated social, political and/or economic events; (13) information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity attacks; (14) product liability and product recall costs; (15) the ability of suppliers of critical parts, components and manufacturing equipment to deliver sufficient quantities to Whirlpool in a timely and cost-effective manner; (16) our ability to attract, develop and retain executives and other qualified employees; (17) the impact of labor relations; (18) fluctuations in the cost of key materials (including steel, resins, copper and aluminum) and components and the ability of Whirlpool to offset cost increases; (19) Whirlpool's ability to manage foreign currency fluctuations; (20) impacts from goodwill impairment and related charges; (21) triggering events or circumstances impacting the carrying value of our long-lived assets; (22) inventory and other asset risk; (23) health care cost trends, regulatory changes and variations between results and estimates that could increase future funding obligations for pension and postretirement benefit plans; (24) litigation, tax, and legal compliance risk and costs, especially if materially different from the amount we expect to incur or have accrued for, and any disruptions caused by the same; (25) the effects and costs of governmental investigations or related actions by third parties; (26) changes in the legal and regulatory environment including environmental, health and safety regulations, and taxes and tariffs; (27) Whirlpool's ability to respond to the impact of climate change and climate change regulation; and (28) the uncertain global economy and changes in economic conditions which affect demand for our products. Additional information concerning these and other factors can be found in Whirlpool's filings with the Securities and Exchange Commission, including the most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K. These cautionary statements should not be construed by you to be exhaustive and the forward-looking statements are made only as of the date of this report. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Website Disclosure
We routinely post important information for investors on our website, whirlpoolcorp.com, in the "Investors" section. We also intend to update the Hot Topics Q&A portion of this webpage as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our webpage is not incorporated by reference into, and is not a part of, this document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2022
                            WHIRLPOOL CORPORATION

                            By:     /s/ Bridget K. Quinn
                            Name:     Bridget K. Quinn
                            Title:     Deputy General Counsel and Corporate Secretary